SEPARATE ACCOUNT VA-2 (OVERTURE ACCENT!)
                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                SUPPLEMENT TO PROSPECTUS DATED NOVEMBER 1, 1999

In the OVERTURE ACCENT! prospectus, profile page iii, the following text replaces items 7 and 8 on that page:

7.      ACCESS TO YOUR MONEY
        You can take money out anytime during the accumulation phase. Each Policy Year you can take the greater of up to 10% of the Accumulation Value or any accumulated earnings without a charge. Withdrawals more than that may be charged up to 8% of each withdrawal. After AVLIC has had a payment for 9 years, there is no charge for withdrawal of that payment. Of course, you may have to pay income tax and a tax penalty on any money you take out. Each payment you add to your Policy has its own 9 year charge period.

8.      PERFORMANCE
        The value of the Policy will vary up or down depending upon the investment performance of the Subaccounts you choose. The Policy has been offered since June 1, 1998. The following chart shows historical total returns for each Subaccount for the periods shown, as if the Policy had been in force since the Portfolio was added to Separate Account VA-2. Fidelity Service Class performance is based upon Initial Class performance. Results reflect Initial Class Expenses for periods prior to November 3, 1997, and Service Class Expenses (including 12b-1 Expense) for periods after November 2, 1997. These numbers reflect the insurance charges, the Policy maintenance charge, the investment charges and all other expenses of the Subaccount. These numbers do not reflect the Contingent Deferred Sales Charge. This charge, if reflected, would have the effect of reducing performance. The chart is based upon an assumed average contract size of $60,000. Past performance is not a guarantee of future results.


Supplement dated March 8, 2000.